Equity Incentive Plan	9 Months Ended
Sep. 30, 2014
Equity Incentive Plan [Abstract]
Equity Incentive Plan
17.      Equity Incentive Plan:

The Company measures stock-based compensation cost at grant date, based on the estimated fair value of the award which is determined by the closing price of the Company's common stock traded on the NYSE on the grant date, and recognizes the cost as expense on a straight-line basis (net of estimated forfeitures) over the requisite service period. The expense is recorded in the general and administrative expenses in the accompanying condensed consolidated statements of income. Aegean is incorporated in a non-taxable jurisdiction and accordingly, no deferred tax assets are recognized for these stock-based incentive awards.

All grants of nonvested stock issued under the 2006 Plan are subject to accelerated vesting upon certain circumstances set forth in the 2006 Plan.

The following table summarizes the status of the Company's non-vested shares outstanding for the nine months ended September 30, 2014:

	Non- vested Stock	Weighted Average Grant Date Market Price
January 1, 2014	1,569,102	$ 8.52
Awarded	977,500	9.83
Vested	(615,769	)8.52
Forfeited	(1,750	)7.25
September 30, 2014	1,929,083	$ 9.18

Total compensation cost of $5,494 was recognized and included in the general and administrative expenses under accompanying condensed consolidated statements of income for the nine months ended September 30, 2014.
As of September 30, 2014, there was $8,528 of total unrecognized compensation cost related to nonvested share-based compensation awards. This unrecognized compensation at September 30, 2014, is expected to be recognized as compensation expense over a weighted average period of 1.3 years as follows:

Amount
October 1 to December 31, 2014	$ 3,157
2015	4,231
2016	1,057
2017	83
$ 8,528